UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 7, 2017

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on March 3, 2017, the related disclosures of which are incorporated by reference herein, Geron Corporation (the “Company”) entered into a Stipulation and Agreement of Settlement (the “Stipulation”) and related documents to resolve the consolidated class action securities lawsuit captioned In re Geron Corporation Securities Litigation, Case No. 3:14-cv-01224-CRB (the “Securities Class Action”), pending in the United States District Court for the Northern District of the State of California (the “California District Court”).

Under the Stipulation, in exchange for the dismissal with prejudice of all claims against all defendants in connection with the Securities Class Action, the Company has agreed to settle the Securities Class Action for $6.25 million in cash. The Company and its insurers have agreed that $6.0 million of the settlement amount will be paid by the Company’s insurance providers and the remaining $250,000 will be paid by the Company. The Settlement does not constitute any admission of fault or wrongdoing by the Company or any of the individual defendants.

On April 7, 2017, the California District Court issued an order (the “Order”) preliminarily approving the settlement proposed in the Stipulation by and among plaintiffs, on behalf of a class consisting of purchasers of the Company’s common stock during the period from December 10, 2012 through and including March 11, 2014 (the “Class Members”), and all named defendants in the Securities Class Action, including the Company (the “Settlement”), and directing that notice of the Settlement be given to the Class Members pursuant to the terms in the Stipulation.

The California District Court scheduled a hearing (“Settlement Fairness Hearing”) on July 21, 2017, at 10 a.m. Pacific Time at the California District Court, to, among other things, make a final determination whether the Settlement is fair, reasonable and adequate and should be approved by the California District Court.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding (i) the ability to secure final approval of the Settlement from the California District Court; (ii) the extent to which individual claimants opt out of the class and pursue individual claims; (iii) the ability to overcome any objections or appeals regarding the Settlement; (iv) payment of the settlement amount by the Company’s insurance providers; (v) other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and future filings and reports by the Company; and (vi) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the Settlement not having the expected impact, including resolving the Securities Class Action; (ii) the Settlement requiring more activity or expense than expected; (iii) compliance by the Company’s insurance providers with the terms of the Settlement requiring payment of the settlement amount on a timely basis; and (iv) satisfactory resolution of pending and any future litigation or other disagreements with others. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the United States Securities and Exchange Commission under the heading “Risk Factors,” including Geron’s Annual Report on Form 10-K for the year ended December 31, 2016. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: April 10, 2017	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary